Securities Purchase Agreement

PerfectEnergy International Limited
7401 Springbank Blvd., Suite 3
Calgary, Alberta T3H 5R2

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.  This Securities Purchase Agreement is made as of the date set forth below between PerfectEnergy International Limited, a Nevada corporation (the “Company”), and the Investor.

2.  The Company has authorized the sale and issuance of up to [______________] shares (the “Shares”) of the Common Stock of the Company, par value $0.001 per share (the “Common Stock”), to certain investors in a private placement, along with warrants (the “Warrants”) to purchase up to _________ shares (the “Warrant Shares”) of Common Stock at an exercise price of $________ (the “Offering”).

3.  The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Shares at a purchase price of $[_______] per Share, along with Warrants to purchase _____ Shares for an aggregate purchase price of $____________________ (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor and Warrants will be registered in the Investor’s name and address as set forth below. The Company and the Investor agree to enter into a registration rights agreement (the “Registration Rights Agreement”) in the form of Exhibit B concurrently with the execution of this Securities Purchase Agreement.

4.  The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any NASD, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: _________________, 2007

[Investor Name]

By:
Name:
Title:

Address:

AGREED AND ACCEPTED:

PERFECTENERGY INTERNATIONAL LIMITED

By:
Name:
Title:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Annex I

Terms and Conditions for Purchase of Shares

1.  Agreement to Sell and Purchase the Shares; Subscription Date.

1.1  Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares and Warrants described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

1.2  Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Canaccord Adams or Knight Capital Markets LLC (each , in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than July [___], 2007. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit C hereto) in order to purchase Shares and Warrants in the Offering.

1.3  Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agents a fee, plus certain expenses, in respect of the sale of Shares and Warrants to the Investor.

2.  Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur on a date specified by the Company and the Placement Agent (the “Closing Date”), which date shall not be later than July [__], 2007 (the “Outside Date”), and of which the Investors will be notified in advance by a Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, along with a Warrant registered in the same name. In exchange for the delivery of the stock certificates representing such Shares and the Warrant , the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors and the Placement Agents a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit D (the “Legal Opinion”).

The Company’s obligation to issue and sell the Shares and Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a copy of this Agreement executed by the Investor; (b) completion of purchases and sales of Shares and Warrants under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

The Investor’s obligation to purchase the Shares and Warrants shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price of not less than [__________________ dollars ($_____________)]; (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement, (d) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (f) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled. In the event that the Closing does not occur on or before the Outside Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in New York, New York are permitted or required by law to close.

3.  Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-KSB for the year ended October 31, 2006 filed on February 13, 2007 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company’s Quarterly Reports on Form 10-QSB filed on March 26, 2007 and June 19, 2007 for the quarterly periods ended January 31, 2007 and April 30, 2007, respectively, or any of the Company’s Current Reports on Form 8-K filed since June 19, 2007 and at least two (2) Business Days prior to the date hereof (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1  Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Nevada. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), other than as set forth in its most recent From 10_KSB.

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3.2  Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3  Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares and Warrants to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby, including the issuance of the Warrant Shares in accordance with the terms of the Warrants, will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”) is a party or by which the Company or the Subsidiaries or their respective properties are bound, (ii) the Certificate of Incorporation, Bylaws, or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any Subsidiary or their respective properties, which conflict, violation or default, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4  Capitalization. The authorized capital stock of the Company as of July [__], 2007 consists of 377,000,000 shares of Common Stock, of which [69,707,300] shares are outstanding and 10,000,000 shares of Preferred Stock, of which 0 shares are outstanding. The Company has not issued any capital stock since October 25, 2007, other than pursuant to the purchase of shares under the Company’s long term incentive plans and the exercise of outstanding warrants or stock options, in each case as disclosed in the SEC Reports. The Shares, Warrants and Warrant Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns all of the outstanding capital stock of each Subsidiary, free and clear of all liens, claims and encumbrances. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of the Company or of any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except as provided in the Agreements. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

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3.5  Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

3.6  No Violations. Neither the Company nor any Subsidiary is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

3.7  Governmental Permits, Etc. Each of the Company and the Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and the Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.8  Intellectual Property.

(a)  Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company or by the Subsidiaries consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

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(b)  Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company or any Subsidiary employs rights in Intellectual Property, or (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary are in full force and effect, and there is no default by the Company with respect thereto.

(c)  The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or any Subsidiary.

(d)  Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company or any Subsidiary do not infringe any intellectual property of any other person; (ii) neither the Company nor any Subsidiary is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company or any Subsidiary, acting on behalf of the Company or such Subsidiary, do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

(e)  No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company or any Subsidiary to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.

3.9  Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.10  No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the date of this Agreement, since April 30, 2007, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect.

3.11  Reporting Status. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

3.12  No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

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3.13  Accountants.  Jewett, Schwartz, Wolf & Associates, who expressed their opinion with respect to the consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended October 31, 2006, have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.14  Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

3.15  Taxes. Except for matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

3.16  Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.17  Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.18  Reserved.

3.19  Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares or Warrants as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

3.20  Related Party Transactions. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

3.21  Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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4.  Representations, Warranties and Covenants of the Investor.

4.1  Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares and Warrants, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and Warrants; (ii) the Investor understands that the Shares and Warrants are each “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement and the Warrant in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares or Warrants and has no arrangement or understanding with any other persons regarding the distribution of such Shares or Warrants (this representation and warranty not limiting the Investor’s right to sell Shares pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit C for use in preparation of the Registration Statement and for determining the availability of state “Blue Sky” exemptions and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares and Warrants to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation either Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2  Transfer of Shares. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares, the Warrants or the shares issuable upon exercise of the Warrants (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act.

4.3  Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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4.4  Short Position. From the earlier of (i) thirty (30) days prior to the date hereof and (ii) the date the Investor learned of the Offering, neither the Investor nor any affiliate has directly or indirectly established or agreed to establish any hedge, “put equivalent position” (as defined in Rule 16a-1 under the Exchange Act) or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. For purposes hereof, a “hedge or other position” includes, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. Each Investor acknowledges that this representation is made for the benefit of the Company and the other Investors, any of which may assert claims arising out of the breach of this Section 4.4.

4.5  No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares or Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants.

4.6  Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in the Registration Rights Agreement) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6, the Investor will give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

4.7  Acknowledgments Regarding Placement Agents. The Investor acknowledges that the Placement Agents have acted solely as placement agents for the Company in connection with the Offering of the Shares and Warrants by the Company, and that the Placement Agents have made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares and Warrants, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares and the Warrants. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, each of the Placement Agents.

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4.8  Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares and Warrants hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

5.  Transfer Restrictions.

5.1  Legends. Certificates evidencing the Shares and the Warrant shall each bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge. No notice shall be required of such pledge, but the Investor’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

5.2  Delivery of Certificates. Following effectiveness of a registration statement registering the Shares, if the Company shall fail for any reason or for no reason to issue to an Investor unlegended certificates within five (5) Business Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Investor, if on or after the Business Day immediately following such five (5) Business Day period, such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Investor anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Business Days after such Investor’s request and in such Investor’s sole discretion, either (i) pay cash to the Investor in an amount equal to such Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Investor a certificate or certificates representing such shares of Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

6.  Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.  Registration of Shares; Public Statements.

7.1  In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-B-2 (or, if the Company is ineligible to use From SB-2, another appropriate form) to enable the resale of the Shares by the Investors from time to time.

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7.2  The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within two (2) Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

8.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)  if to the Company, to:

PerfectEnergy International Limited
7401 Springbank Blvd., Suite 3
Calgary, Alberta T3H 5R2
Attention: [___________]
Telephone: [___________]

with a copy to:

[______________________]
[______________________]
[______________________]
Attention: [_____________]
Telephone: [____________]

(b)  if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

9.  Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

10.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.  Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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12.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of [New York], without giving effect to the principles of conflicts of law.

13.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

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Exhibit A

PERFECTENERGY INTERNATIONAL LIMITED

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4 of the Agreement, please provide us with the following information:

1. The exact name in which your Shares and Warrants are to be registered (this is the name that will appear on your stock certificate(s) and Warrants). You may use a nominee name if appropriate:
2. If a nominee name is listed in response to item 1 above, the relationship between the Investor and such nominee:
3. The mailing address of the registered holder listed in response to item 1 above:
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

A-1

Exhibit b

PERFECTENERGY INTERNATIONAL LIMITED

FORM OF REGISTRATION RIGHTS AGREEMENT

B-1

Exhibit C

PERFECTENERGY INTERNATIONAL LIMITED

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: PerfectEnergy International Limited,

The undersigned hereby acknowledges the following:

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the Common Stock, par value $0.001 per share (the “Shares”) and Warrants, of Perfectenergy International Limited (the “Company”). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares and Warrants to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares and Warrants will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A. Background Information

Name:__________________________________________________________________________________

Business Address:________________________________________________________________________
                (Number and Street)
____________________________________________________________________________
(City)                     (State)                                              & #160;                             (Zip Code)

Telephone Number: (      )________________________

Residence Address:________________________________________________________________________
                (Number and Street)
_______________________________________________________________________________________
(City)                     (State)                                               ;                                                            (Zip Code)

Telephone Number: (      )________________________

If an individual:

Age:______            Citizenship:__________               Where registered to vote:____________________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:____________________________________________________________________________

State of formation:______________     Date of formation:_____________________

Social Security or Taxpayer Identification No.__________________________________

Send all correspondence to (check one):       ____ Residence Address     ____ Business Address

B. Status as Accredited Investor

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

_______________
1  As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C. Representations

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Shares and Warrants would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and Warrants and fully understands that the Shares and Warrants are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-KSB for the year ended October 31, 2006 and in the Company’s Confidential Private Placement Memorandum dated [_______], 2007.

6. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares and Warrants:

___________________________________________

___________________________________________

___________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of __________, 2007, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

Exhibit D

FORM OF LEGAL OPINION

_________, 2007

To: The Investors in Common Stock and Warrants of PerfectEnergy International Limited and the Placement Agents

Ladies and Gentlemen:

We have acted as counsel for Perfectenergy International Limited, a Nevada corporation (the “Company”), in connection with the issuance of   shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, and warrants to purchase _______ shares (the “Warrant Shares”) of the Company’s common stock pursuant to those certain Securities Purchase Agreements, dated as of July [_], 2007, including the annex and exhibits thereto (collectively, the “Agreement”), between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of Annex I of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion.

In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements and instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreement or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties and that the issuance of the Warrant Shares will be in releinace upon an applicable exemption from the registration requirements of the Securities Act. As to questions of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and on certificates of officers of the Company and public officials.

In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreement. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

Based on the foregoing, we are of the opinion that:

1. The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada, with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement and the Warrants including, without limitation, the issuance and sale of the Shares and Warrants under the Agreement and to issue the Warrant Shares upon exercise of the Warrants.

2. Each of the Agreement, the Warrants and the Registration Rights Agreement has been duly authorized by all requisite corporate action, executed and delivered by the Company. Each of the Agreement, the Warrants and the Registration Rights Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms.

3. The Shares and Warrants have been duly authorized and, upon issuance, delivery and payment therefor as described in the Agreement and the Warrants, will be validly issued, fully paid and nonassessable. The shares issuable upon exercise of the Warrants have been duly and validly reserved for issuance by all proper corporate action.

4. The execution, delivery and performance of the Agreement, the Warrants and the Registration Rights Agreement and the issuance and sale of the Shares and Warrants in accordance with the Agreement, and the issuance and sale of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, does not: (a) violate or conflict with, or result in a breach of or default under, the Certificate of Incorporation or Bylaws of the Company, as amended, or (b) violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party.

5. To our knowledge, no consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares and Warrants pursuant to the Agreement and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, except such as have been obtained or made and such as may be required under the federal securities laws or the Blue Sky laws of the various states.

6. Assuming the representations made by the Investors and the Company set forth in the Agreement and the exhibits thereto are true and correct and subject to the Placement Agents’ compliance with applicable securities laws and regulations (including, without limitation, the requirements of Regulation D under the Securities Act), the offer, sale, issuance and delivery of the Shares and the Warrants to the Investors, in the manner contemplated by the Agreement, is exempt from the registration requirements of the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such shares.

The opinions set forth above are subject to the following qualifications and exceptions:

(a) Our opinion in paragraph 1 above, with respect to the good standing of the Company, is based solely ona Certificate of Existence with Status in Good Standing dated _________, 2007 electronically received for the Secretary of State of Nevada.

(b) Our opinion in paragraph 2 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors’ rights.

(c) Our opinion in paragraph 2 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

(d) Our opinion in paragraph 2 above, insofar as it relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

(e) We express no opinion as to the compliance or the effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement or the payment obligations of the Company under Sections 1(b) and 2(d) of the Registration Rights Agreement if the payment obligations are construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Investor.

Our opinions expressed above are limited to the laws of the State of Nevada and the federal laws of the United States of America.

The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent. Notwithstanding the foregoing, Canaccord Adams and Knight Capital Markets LLC may rely on the opinions herein expressed as if this letter were addressed to it.

Very truly yours,